Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
7.	INCOME TAXES
The Company provides for income taxes using the asset and liability approach. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The issuance of shares in connection with the Company’s IPO, as well as prior share issuances, may result in limitations on the utilization of the Company’s net operating loss carryforwards under IRS section 382. As of March 31, 2023, and December 31, 2022, the Company had a full valuation allowance against its deferred tax assets.
For the three months ended March 31, 2023 and 2022, the Company recorded zero income tax expense. No tax benefit has been recorded in relation to the pre-tax losses for three months ended March 31, 2023 and 2022, due to full valuation allowance to offset any deferred tax assets.

11.	INCOME TAXES
The Company’s net deferred tax assets consist of the following components:

	December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$3,294,955	$3,013,721
Stock-based compensation	1,183,941	1,800,935
Research and development	1,499,300	—
Accrued compensation	244,848	109,673
Other	6,724	102,825

Total net deferred tax assets before valuation allowance	6,229,768	5,027,154
Valuation allowance	(6,229,768)	(5,027,154)

Net deferred tax asset	$—	$—

At December 31, 2022, the Company has unused U.S. federal and state net operating loss (“NOL”) carryforwards of $15.4 million that may be applied against future taxable income. The state NOL carryforwards begin to expire in 2030. The U.S. federal NOL carryforwards may be carried forward indefinitely, however are limited to 80 percent of taxable income. The Company has unused Australian NOL carryforwards of $0.1 million that may be carried forward indefinitely. The Company has unused U.S. federal research and experimentation (“R & E”) tax credits of $0.1 million that begin to expire in 2041.
The use of the Company’s NOL and R & E credit carryforwards may, however, be subject to limitations as a result of an ownership change. A corporation undergoes an “ownership change,” in general, if a greater than 50% change (by value) in its equity ownership by one or more five-percent
stockholders (or certain groups of
non-five-percent
stockholders) over a
three-year
period occurs. After such an ownership change, the corporation’s use of its pre-change
NOL carryforwards and other
pre-change
tax attributes to offset its
post-change
income is subject to an annual limitation determined by the equity value of the corporation on the date the ownership change occurs multiplied by a rate determined monthly by the Internal Revenue Service.
If an ownership change occurs and if the Company earns net taxable income, the Company’s ability to use its pre-change
NOLs to offset U.S. federal and taxable income would be subject to these limitations, which could potentially result in increased future tax liability compared to the tax liability the Company would incur if its use of NOL carryforwards were not so limited. In addition, for state income, franchise and similar tax purposes, there may be periods during which the use of NOL carryforwards is suspended or otherwise limited, which could accelerate or permanently increase the Company’s state income, franchise, or similar taxes.
In accordance with ASC 740, “Income Taxes,” the Company recorded a valuation allowance to fully offset its deferred tax assets, because it is not more likely than not that the Company will realize future benefits associated with these deferred tax assets at December 31, 2022 and 2021. The valuation allowance increased by approximately $1.2 million and $2.1 million during the years ended December 31, 2022 and 2021, respectively, mainly due to increases in the NOL carryforward and other deferred tax assets. The Company will continue to assess the realizability of the deferred tax assets at each interim and annual balance sheet date based upon actual and forecasted operating results.
The Company incurred a pretax book loss of approximately $15.8 million for the year ended December 31, 2022, which consisted of a U.S. loss of approximately $15.3 million and a foreign loss of approximately $0.5 million. The Company incurred a pretax book loss of approximately $12.6 million for the year ended December 31, 2021, which consisted of a U.S. loss of approximately $12.5 million and a foreign loss of approximately $0.1 million.
No provision or benefit for U.S. federal, state, or foreign income taxes has been recorded for the years ended December 31, 2022 and 2021, mainly due to net losses incurred by the Company in all jurisdictions other than Romania, which provides for a tax exemption.

The income tax benefit differs from the benefit that would result from applying federal statutory rates to loss before income taxes as follows:

	December 31,
	2022	2021
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	(7.7)%	4.4%
Stock-based compensation	(1.2)%	(1.9)%
Loss on extinguishment of debt	(1.5)%	(3.9)%
Other nondeductible expenses/(nontaxable income)	(3.0)%	(2.8)%
Change in valuation allowance	(7.6)%	(16.8)%

Income tax benefit	—%	—%

The Company accounts for uncertain tax positions in accordance with the provisions of ASC 740. When uncertain tax positions exist, the Company recognizes the tax benefit of tax positions to the extent that the benefit would more likely than not be realized assuming examination by the taxing authority. The determination as to whether the tax benefit will more likely than not be realized is based upon the technical merits of the tax position as well as consideration of the available facts and circumstances. The Company recognizes any interest and penalties accrued related to unrecognized tax benefits as income tax expense. The Company did not have any significant unrecognized tax benefits during the years ended December 31, 2022 and 2021. The Company files income tax returns in the U.S. federal jurisdiction, several U.S. States, Australia, and Romania. The Company’s tax returns since inception remain open to examination by the taxing authorities.